                                                                    EXHIBIT 31.2

                  Certification of Principal Financial Officer

I, Matthew F. Mark, certify that:

               1.   I have  reviewed this annual report on Form 10-K of Everlast
                    Worldwide Inc.;

               2.   Based on my  knowledge,  this  report  does not  contain any untrue  statement  of a  material  fact or  omit to  state a material  fact  necessary to make the  statements  made,  in light of the circumstances  under which such statements were made, not  misleading  with respect to the period covered by this report;

               3.   Based on my knowledge,  the financial statements,  and other
                    financial   information  included  in  this  report,  fairly
                    present in all material  respects the  financial  condition, results of  operations  and cash flows of the  registrant as of, and for, the periods presented in this report;

               4.   The  registrant's   other  certifying   officer  and  I  are
                    responsible  for  establishing  and  maintaining  disclosure controls  and  procedures  (as defined in Exchange Act Rules
                    13a-15(e) and  15d-15(e)) for the registrant and we have:
                    a)   designed such disclosure  controls and  procedures,  or
                         caused such  disclosure  controls and  procedures to be
                         designed under our supervision, to ensure that material
                         information  relating to the registrant,  including its
                         consolidated  subsidiaries,  is  made  known  to  us by
                         others within those entities,  particularly  during the
                         period in which this report is being prepared;
                    b)   evaluated  the   effectiveness   of  the   registrant's
                         disclosure  controls and  procedures  and  presented in
                         this report our conclusions  about the effectiveness of
                         the disclosure  controls and procedures,  as of the end
                         of the  period  covered  by this  report  based on such
                         evaluation; and
                    c)   disclosed in this report any change in the  registrants
                         internal control over financial reporting that occurred
                         during the  registrant's  most recent fiscal  quarter (
                         the  registrant's  fourth fiscal quarter in the case of
                         an annual report) that has materially  affected,  or is
                         reasonably   likely   to   materially    affect,    the
                         registrant's internal control over financial reporting;
                         and

               5.   The  registrant's   other  certifying  officer  and  I  have
                    disclosed,  based  on our  most  recent  evaluation,  to the
                    registrant's   auditors   and   the   audit   committee   of
                    registrant's  board of directors (or persons  performing the equivalent  function):
                    a)   all significant deficiencies and material weaknesses in
                         the  design or  operation  of  internal  controls  over
                         financial  reporting which could  adversely  affect the
                         registrant's ability to record, process,  summarize and
                         report financial data and information; and
                    b)   any  fraud,  whether  or not  material,  that  involves
                         management  or other  employees  who have a significant
                         role  in  the  registrant's   internal   controls  over
                         financial reporting.

                  Date: March 29, 2004        /s/ Matthew F. Mark
                                            ------------------------------------
                                                  Matthew F. Mark
                                                  Chief Financial Officer